UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐            Preliminary Proxy Statement
☐            Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐            Definitive Proxy Statement
☒            Definitive Additional Materials
☐            Soliciting Materials Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Campbell Soup Company
______________________________
(Exact Name of Registrant as Specified in its Charter)

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CAMPBELL SOUP COMPANY

2018 Annual Meeting of Shareholders

This Gold Voting Instruction Form is Solicited on Behalf of the Campbell Soup Company Board of Directors

You are receiving this voting instruction form because you are a participant in the Campbell Soup Company 401(k) Retirement Plan (the "Plan"). This voting instruction form hereby revokes all voting instruction forms previously given. When properly executed, this voting instruction form will be voted in the manner directed herein.

As a participant in the Plan, you have the right to instruct the respective trustee of the Plan to vote all shares of Campbell Soup Company Stock in the undersigned's Plan account at the aforesaid Annual Meeting and at any adjournments thereof, on all matters coming before the meeting, including the proposals referred to below. **If you do not provide voting instructions by 8:00 a.m. Eastern Time, on November 26, 2018, the trustee will vote your shares in the same proportion as the shares of other participants for which the trustee has received proper voting instructions, except as otherwise required by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Your vote will be kept confidential.**

YOUR VOTE IS VERY IMPORTANT — PLEASE VOTE TODAY

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR ALL OF THE NOMINEES IN ITEM 1 AND FOR ITEMS 2 AND 3.

1. Election of 12 directors for one-year term expiring at the 2019 Annual Meeting:

   Nominees:

   01) Fabiola R. Arredondo
   02) Howard M. Averill
   03) Bennett Dorrance
   04) Maria Teresa Hilado
   05) Randall W. Larrimore
   06) Marc B. Lautenbach
   07) Mary Alice D. Malone
   08) Sara Mathew
   09) Keith R. McLoughlin
   10) Nick Shreiber
   11) Archbold D. van Beuren
   12) Les C. Vinney

2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2019. ---->>>

3. Approval of an advisory resolution on the fiscal 2018 compensation of our named executive officers. ---->>>

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.
The following materials are available at www.proxyvote.com
Notice and Proxy Statement | Annual Report | Shareholder Letter

ENTER YOUR VOTING INSTRUCTIONS AT 1-800-454-8683 OR WWW.PROXYVOTE.COM UP UNTIL 11:59 PM EASTERN TIME THE DAY BEFORE THE CUT-OFF.

Gold Voting Instruction Form

PLEASE MARK YOUR VOTES AS INDICATED IN THIS EXAMPLE: ☒

E52239-Z73421-MGTY

CAMPBELL SOUP COMPANY
11/29/18

>>> 1.

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD ALL NOMINEES**

☐ **WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE. WRITE NUMBER(S) OF NOMINEE(S) BELOW.**

PLEASE INDICATE YOUR PROPOSAL SELECTION BY FIRMLY PLACING AN "X" IN THE APPROPRIATE NUMBERED BOX WITH BLUE OR BLACK INK ONLY

SEE VOTING INSTRUCTIONS NO. 3 ON REVERSE

A/C:

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	FOR	AGAINST	ABSTAIN
2.	☐	☐	☐
3.	☐	☐	☐

SIGNATURE(S) | DATE